UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2026

MAYWOOD ACQUISITION CORP. 2
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-43231	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

732 S. 6th Street, #5235

Las Vegas, Nevada 89101

(Address of Principal Executive Offices) (Zip Code)

(347) 414-3373

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share, one right and one redeemable warrant	MYXXU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	MYX	The Nasdaq Stock Market LLC

Rights, each entitling the holder to one-fourth of one Class A ordinary share upon the completion of the Company’s initial business combination	MYXXR	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for Class A ordinary shares at an exercise price of $11.50 per share	MYXXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

On April 15, 2026, Maywood Acquisition Corp. 2 (the “Company”), a Cayman Islands exempt company, consummated its initial public offering (the “IPO”) of 11,500,000 units (“Units”), including 1,500,000 Units subject to the underwriters’ over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Ordinary Shares”), one right (“Rights”), each Right entitling its holder to receive one-fourth of one Ordinary Share upon the completion of the Company’s initial business combination and one warrant (“Warrants”), each Warrant entitling the holder to purchase one Ordinary Share for $11.50. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $115,000,000.

Simultaneously with the consummation of the IPO, the Company consummated a private placement (the “Private Placement”) of 140,000 units (“Private Placement Units”), at a price of $10.00 per Private Placement Unit, generating total proceeds of $1,400,000. The Private Placement Units were purchased by West Pike, LLC, one of the Company’s sponsors (the “Sponsor”). The Private Placement Units are identical to the Units sold in the IPO, subject to certain exceptions. The Sponsor has agreed not to transfer, assign or sell any of the Private Placement Units (or underlying securities), subject to certain customary exceptions, until 30 days after the completion of the Company’s initial business combination. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

An audited balance sheet as of April 15, 2026, reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement, has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release issued by the Company announcing the consummation of the IPO is included as Exhibit 99.2 to this Current Report on Form 8-K.

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Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Audited Balance Sheet as of April 15, 2026.
99.2	Press Release Announcing Consummation of IPO.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2026

MAYWOOD ACQUISITION CORP. 2

By:	/s/ Zikang Wu
Name:	Zikang Wu
Title:	Chief Executive Officer

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